UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 29, 2017

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 West 36th Street, 7th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 29, 2017, Cinedigm Corp. (the “Company”) entered into a term loan agreement (the “Loan Agreement”) with Bison Entertainment and Media Group, an affiliate of Bison Capital Holding Company Limited (“Bison”) pursuant to which the Company borrowed from Bison $10,000,000 (the “Loan”). The Loan matures on June 28, 2021 and bears interest at 5% per annum, payable quarterly in cash. The principal is payable upon maturity. The Loan is unsecured and may be prepaid without premium or penalty, and contains customary covenants, representations and warranties. The proceeds of the Loan will be used for working capital and general corporate purposes. The Loan is evidenced by a note dated as of December 29, 2017 (the “Note”). On December 29, 2017, the Company issued to Bison a warrant (the “Warrant”) to purchase 1,400,000 shares of the Company’s Class A common stock. The Warrant has a 5-year term and is immediately exercisable at $1.80 per share. The Warrant contains certain anti-dilution adjustments.

The Loan was made in accordance with the previously disclosed Stock Purchase Agreement between the Company and Bison Entertainment Investment Limited, another affiliate of Bison Capital Holding Company Limited, on June 29, 2017.

The foregoing descriptions of the Loan Agreement, the Note and the Warrant are qualified in their entirety by reference to such documents, which are filed as Exhibits 10.1, 4.1 and 4.2 to this Form 8-K and are incorporated herein by reference.

A press release announcing the Loan was issued on January 2, 2018 and is filed as Exhibit 99.1 to this Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference. The securities are being issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Note issued on December 29, 2017.

4.2	Warrant issued on December 29, 2017.

10.1	Term Loan Agreement, dated as of December 29, 2017, by and between the Company and Bison Entertainment and Media Group.

99.1	Press release of the Company dated January 2, 2018.

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SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 2, 2018

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President of Digital Cinema, General Counsel & Secretary

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